EXHIBIT 32

STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of John Deere Capital Corporation (the “Company”) on Form 10-Q for the period ending July 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.                                      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 27, 2010	/s/ S. R. Allen	Chairman and Principal Executive Officer
S. R. Allen

August 27, 2010	/s/ J. M. Field	Senior Vice President and Principal Financial Officer
J. M. Field

A signed original of this written statement required by Section 906 has been provided to John Deere Capital Corporation and will be retained by John Deere Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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